EXHIBIT 1
                                                                      ---------


                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners II LLC, MatlinPatterson Global Opportunities Partners II L.P., MatlinPatterson Global Opportunities Partners (Cayman) II L.P., PI SPE LLC, PI SPE CI LLC, David J. Matlin and Mark
R. Patterson, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Owens Corning, a Delaware corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 11th day of December, 2006.


                                        MATLINPATTERSON LLC


                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Member


                                        MATLINPATTERSON ASSET MANAGEMENT LLC


                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Chairmam


                                        MATLINPATTERSON GLOBAL ADVISERS LLC


                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Chairmam


                                        MATLINPATTERSON GLOBAL PARTNERS II LLC


                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Director

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                                        MATLINPATTERSON GLOBAL OPPORTUNITIES
                                        PARTNERS II L.P.

                                        By:  MatlinPatterson Global Partners II
                                             LLC, its general partner

                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Director



                                        MATLINPATTERSON GLOBAL OPPORTUNITIES
                                        PARTNERS (Cayman) L.P.

                                        By:  MatlinPatterson Global Partners II
                                             LLC, its general partner


                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Director


                                        PI SPE LLC

                                        By:  MatlinPatterson Global Partners
                                             II, L.P.

                                             By: MatlinPatterson Global Partners
                                                 II LLC, its general partner


                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Director


                                        PI SPE CI LLC

                                        By:  MatlinPatterson Global Partners
                                             (Cayman) II, L.P.

                                             By: MatlinPatterson Global Partners
                                                 II LLC, its general partner


                                        By: /s/ Mark R. Patterson
                                            -------------------------
                                            Name:  Mark R. Patterson
                                            Title: Director


                                        DAVID J. MATLIN


                                        By: /s/ David J. Matlin
                                            -----------------------
                                            Name: David J. Matlin


                                        MARK R. PATTERSON


                                        By:  /s/ Mark R. Patterson
                                             -------------------------
                                             Name: Mark R. Patterson